VENERABLE VARIABLE INSURANCE TRUST

Venerable Inflation Focused Fund

SUPPLEMENT DATED MARCH 17, 2026, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 17, 2025

This Supplement updates certain information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated December 17, 2025, of the Venerable Inflation Focused Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

The following changes are being made to the Fund’s Summary Prospectus, Prospectus, and SAI, effective immediately:

I.	Warren Keyser of Franklin Advisers, LLC no longer serves as a member of the team responsible for the day-to-day management of the Fund. All references to Warren Keyser in the Fund’s Summary Prospectus, Prospectus, and SAI are hereby deleted in their entirety.

II.	The sub-section titled “Portfolio Managers” under the section titled “Sub-Adviser” in the Fund’s Summary Prospectus and in the Fund Summary section of the Prospectus is deleted in its entirety and replaced with the following:

The individual members of the team jointly and primarily responsible for the day-to-day portfolio management of the Fund are:

Name	Title	Date Began Managing the Fund
Mike Salm	Senior Vice President, Portfolio Manager	March 2026
Patrick Klein, Ph.D.	Senior Vice President, Portfolio Manager	March 2026
Jesse Hurwitz, CFA	Research Analyst/Portfolio Manager	March 2026

III.	The below is added to the section in the Prospectus titled “FT Portfolio Managers” under “MANAGEMENT – Sub-Advisers and Money Managers”:

Jesse Hurwitz, CFA

Mr. Hurwitz is a member of the Broad Markets portfolio management team within Franklin Templeton Fixed Income, focusing on developed market interest rates and currencies. He is responsible for managing the team's interest-rate, currency and inflation investment processes. Mr. Hurwitz joined Putnam in 2019 and has been in the investment industry since 2011. Prior to joining Putnam, Mr. Hurwitz served as a Macro Research Analyst on the Global Multi-Asset Team at OppenheimerFunds from 2016 to 2019. Earlier, he served as a U.S. Economist at Barclays Capital from 2014 to 2016. Mr. Hurwitz earned a Master of Finance from the Sloan School of Management at the Massachusetts Institute of Technology and a B.A. in Economics from Skidmore College.

IV.	The below section in the SAI titled “FT” under “OPERATION OF THE TRUST – PORTFOLIO MANAGERS.” is deleted in its entirety and replaced with the following:

Other Accounts Managed by FT Portfolio Managers and Assets Under Management in the Accounts as of December 31, 2025

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Nick Hooten, CFA	5	$6,487.67	0	$0	0	$0	$6,487.67
Jacqueline Hurley Kenney, CFA	37	$24,949.35	45	$16,339.77	3	$1,441.12	$42,730.23
Eric Johnson, CFA	1	$2.5	0	$0	0	$0	$2.5
Jesse Hurwitz, CFA	0	$0	1	$92.6	0	$0	$92.6
Patrick Klein, Ph.D.[1]	25	$30,131.78	10	$2,652.81	12	$4,702.1	$37,486.60
Mike Salm[2]	27	$40,813.33	26	$24,103.65	20	$4,514.78	$69,431.76

1Patrick Klein manages 2 'Other Type of Accounts' with a fee based on performance, with an AUM of $1,756.81 million as of 12/31/25.

2Mike Salm manages 1 'Pooled Investment Vehicles' and 3 'Other Type of Accounts' with fees based on performance, with an AUM of $24.40 million and $4,172.05 million respectively, as of 12/31/25.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE